Exhibit 10.17
FOURTH AMENDMENT
TO THE
FEDERAL HOME LOAN MORTGAGE CORPORATION
LONG TERM DISABILITY PLAN

(As Restated and Amended January 1, 1997)
FOURTH AMENDMENT to the FEDERAL HOME LOAN MORTGAGE CORPORATION LONG TERM DISABILITY PLAN (the “Plan”) by the FEDERAL HOME LOAN MORTGAGE CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the United States of America.
W I T N E S S E T H:
WHEREAS, the Plan was restated effective January 1, 1997;
WHEREAS, the Corporation desires to amend the Plan;
WHEREAS, Section 3.6 of the Plan permits the Corporation to amend the Plan; and
WHEREAS, the appropriate officer of the Corporation has been duly authorized to amend this plan and execute this document.
NOW THEREFORE, the Plan is amended as set forth below effective January 1, 2017.
1.    The first Whereas paragraph of the Plan is amended to replace “(the Prudential Insurance Company of America (“Prudential”) or any successor thereto)” with “(Liberty Life Assurance Company of Boston (“Liberty”) or any successor thereto)”.
2.    Section 1.1 (Purpose) is amended to replace the first sentence thereof with the following:
This document, together with those portions of Corporate Policy No. 3-235 as concerns long-term disability and the group insurance contract issued by Liberty to the Corporation for long-term disability coverage (“Policy”), as the same from time to time may be amended, renewed or substituted, incorporated herein by reference, constitutes the Federal Home Loan Mortgage Corporation Long-Term Disability Plan (“Plan”).
3.    Section 2.1 (Plan Administration) is amended to replace “Prudential” in the first sentence of the second paragraph with “Liberty”.
4.    Section 3.1 (Nonassignability) is amended in its entirety to read as follows:

3.1.
Nonassignability. The right of any Participant or Beneficiary to any benefit or to any payment hereunder, to the fullest extent permitted by law, shall not be subject to alienation, anticipation, assignment, garnishment, attachment, execution or levy of any kind. Any such attempted assignment or transfer shall be disregarded, and shall not operate in any way to assign or confer upon any third party any rights under the Plan or Employee Retirement Income Security Act of 1974, as amended.

IN WITNESS WHEREOF, the Federal Home Loan Mortgage Corporation has caused this FOURTH AMENDMENT to the FEDERAL HOME LOAN MORTGAGE CORPORATION LONG TERM DISABILITY PLAN to be executed by its duly authorized officer this 27 day of December, 2016.
FEDERAL HOME LOAN MORTGAGE
CORPORATION

By:    /s/ Daniel Scheinkman_______________
Daniel Scheinkman
Vice President - Compensation and Benefits

ATTEST

/s/ Mark Schoenfelder____
Assistant Secretary

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